UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report  (Date of earliest event reported)    SEPTEMBER 30, 2004
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                            HYDRON TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

         NEW YORK                   0-6333                    13-1574215
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(State or other jurisdiction     (Commission                 (IRS Employer
      of incorporation)          file number)           Identification number)

      2201 WEST SAMPLE ROAD, BUILDING 9, SUITE 7B, POMPANO BEACH, FL 33073
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          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code   (954) 861 6400

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        OTHER EVENTS


        Hydron Technologies, Inc. (Hydron), as general partner, has formed Hydron Royalty Partners, LLLP (Partners), a Limited Liability Limited Partnership for the purpose of funding existing royalty obligations and a portion of future royalty obligations in consideration of sharing future royalty income that may arise from Hydron's agreement with Valera Pharmaceuticals, Inc. (Valera). Partners has completed a non-brokered private placement of Limited Partnership Interest to ten accredited investors including Hydron's Chairman, Richard Banakus and a Hydron Director, Ronald J. Saul. Each limited partner invested $30,000 or an aggregate of $300,000 for a 49.999% interest of Partners.

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                                    Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


HYDRON TECHNOLOGIES, INC.


                                                   /s/: William A. Lauby
                                                   --------------------------
                                                   William A. Lauby
                                                   Chief Financial Officer


Dated: October 1, 2004


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                                  Exhibit Index

Exhibit No.       Description
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99(i)             Specimen of Partnership Agreement